The Ensign Group, Inc. Announces Increased Stock Repurchase Authorization

SAN JUAN CAPISTRANO, Calif., June 15, 2026 – The Ensign Group, Inc. (Nasdaq: ENSG) (“Ensign” or the “Company”), the parent company of the EnsignTM group of companies, which invest in and provide skilled nursing and senior living services, physical, occupational and speech therapies, other rehabilitative and healthcare services, and real estate, announced today that its Board of Directors has approved a $60 million increase to the Company’s previously approved $40 million stock repurchase program, bringing the Company’s total authorized repurchase capacity to $100 million. Repurchases under the expanded program are expected to commence in the near term.

"Ensign’s strong financial performance reflects the benefits of our proven business model built on clinical excellence, local leadership and a culture focused on providing compassionate, high-quality care for our residents," said Barry Port, Ensign's Chairman and Chief Executive Officer. “We believe that foundation, together with the continued trust and support from our communities and the strong demand we see across our markets, positions us well for continued long‑term success. The increased stock repurchase authorization underscores our confidence in the strength, integrity and upside potential of our company, as well as our ongoing commitment to disciplined capital allocation.”

Under the stock repurchase program, the Company is authorized to repurchase its issued and outstanding common shares from time to time in open-market and privately negotiated transactions and block trades in accordance with federal securities laws, including Rule 10b-18 and Rule 10b5-1. The timing and actual number of shares repurchased by the Company under this program will depend on a variety of factors, including price, trading volume, general market conditions, and other corporate considerations. The Company has no obligation to repurchase any particular dollar amount or number of shares under the stock repurchase program, and the program may be suspended, discontinued or modified at any time, without prior notice and subject to legal and regulatory requirements.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, and as defined in the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations, assumptions and beliefs about its business, financial performance, operating results, the industry in which it operates and other future events. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the amount, timing and execution of the stock repurchase program, growth prospects, and future operating and financial performance. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to materially and adversely differ from those expressed in any forward-looking statement.

These risks and uncertainties relate to the Company’s business, its industry and its common stock and include: reduced prices and reimbursement rates for its services; its ability to acquire, develop, manage or improve operations, its ability to manage its increasing borrowing costs as it incurs additional indebtedness to fund the acquisition and development of operations; its ability to access capital on a cost-effective basis to continue to successfully implement its growth strategy; its operating margins and profitability could suffer if it is unable to grow and manage effectively its increasing number of operations; competition from other companies in the acquisition, development and operation of facilities; its ability to defend claims and lawsuits, including professional liability claims alleging that our services resulted in personal injury, and other regulatory-related claims; and the application of existing or proposed government regulations, or the adoption of new laws and regulations, that could limit its business operations, require it to incur significant expenditures or limit its ability to relocate its operations if necessary. Additionally, our business and operations continue to be impacted by the unprecedented nature of the changes in the regulations and environment, as such, we are unable to predict the full extent and duration of the financial impact of these changes on our business, financial condition and results of operations. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company’s periodic filings with the Securities and Exchange Commission, including its Form 10-Q and 10-K, for a more complete discussion of the risks and other factors that could affect Ensign’s business, prospects and any forward-looking statements. Except as required by the federal securities laws, Ensign does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.

About Ensign™

The Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and senior living services, physical, occupational and speech therapies and other rehabilitative and healthcare services at 396 healthcare facilities in Alabama, Alaska, Arizona, California, Colorado, Idaho, Iowa, Kansas, Nebraska, Nevada, Oregon, South Carolina, Tennessee, Texas, Utah, Washington and Wisconsin. More information about Ensign is available at http://www.ensigngroup.net.

Contact Information

Investor/Media Relations, The Ensign Group, Inc., (949) 487-9500, ir@ensignservices.net.
SOURCE: The Ensign Group, Inc.